SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant To Section 14(a) Of
                    The Securities Exchange Act Of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-12

                         ICN Pharmaceuticals, Inc.
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              (Name of Registrant as Specified in its Charter)

                                    N/A
          --------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
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     (2) Aggregate number of securities to which transaction applies:
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     (4) Proposed maximum aggregate value of transaction:
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     (5) Total fee paid:
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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
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     (4) Date Filed:
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
Following is the text of an instruction card first sent to shareholders of ICN Pharmaceuticals, Inc. on or about May 10, 2001 which will be sent to shareholders from time to time:


                                 IMPORTANT

PLEASE REVIEW THIS DOCUMENT AND THE ENCLOSED MATERIALS CAREFULLY. YOUR VOTE IS VERY IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

1. If your shares are registered in your own name, please sign, date and mail the enclosed WHITE Proxy Card to Georgeson Shareholder in the postage-paid envelope provided today.

2. If you have previously signed and returned a gold proxy card mailed to you by a dissident group of shareholders, you have every right to change your vote. A gold proxy card is NOT a vote for the Board's nominees. Only your latest dated card will count. You may revoke any proxy card already sent to a dissident group of shareholders by signing, dating and mailing the enclosed WHITE Proxy Card in the postage-paid envelope provided. Any proxy may be revoked at any time prior to the 2001 Annual Meeting by sending a new WHITE proxy card to Georgeson Shareholder or by voting in person at the 2001 Annual Meeting.

3. If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a WHITE Voting Instruction Form with respect to your shares and only after receiving your specific instructions. Accordingly, please sign, date and mail the enclosed WHITE Voting Instruction Form in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a WHITE Voting Instruction Form to be issued representing your shares.

4. After signing the enclosed WHITE Proxy Card do not sign or return the dissident group of shareholders gold proxy card unless you intend to change your vote, because only your latest dated proxy card will be counted.

     If you have any questions about giving your proxy or require assistance, please call:


                     [LOGO - Georgeson GS Shareholder]
                              17 State Street
                            New York, NY 10004
                     Banks and Brokers (212) 440-9800
                      Call Toll-Free: 1-800-223-2064